PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /x/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/   Preliminary proxy statement
/x/   Definitive proxy statement
/_/   Definitive additional materials
/_/   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        UNION FINANCIAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                        UNION FINANCIAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/x/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                              N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                              N/A
--------------------------------------------------------------------------------
(3)   Filing party:
                              N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                              N/A
--------------------------------------------------------------------------------

                               December 21, 1998



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Union Financial Bancshares, Inc. The meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 20, 1999 at 2:00 p.m., Eastern time.

      The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative from the Corporation's independent accounting firm, Elliott, Davis & Company, LLP, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Carl L. Mason


                                    Carl L. Mason
                                    CHAIRMAN OF THE BOARD

                        UNION FINANCIAL BANCSHARES, INC.
                              203 WEST MAIN STREET
                           UNION, SOUTH CAROLINA 29379
                                 (864) 427-9000

------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 1999

------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Union Financial Bancshares, Inc. (the "Corporation") will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina on Wednesday, January 20, 1999, at 2:00 p.m., Eastern time, for the following purposes:

            1.    To elect three directors to serve for a term of three years;

            2. To approve an amendment to the 1995 Stock Option Plan to reserve an additional 39,500 shares of Common Stock for issuance thereunder;

            3. To ratify the appointment of Elliott, Davis & Company, LLP as auditors for the Corporation for the fiscal year ending September 30, 1999; and

            4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken the foregoing proposals at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on November 30, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells

                                    WANDA J. WELLS
                                    CORPORATE SECRETARY

Union, South Carolina
December 21, 1998



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------


                                 PROXY STATEMENT
                                       OF
                        UNION FINANCIAL BANCSHARES, INC.
                              203 WEST MAIN STREET
                           UNION, SOUTH CAROLINA 29379
                                 (864) 427-9000

--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 1999

--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Corporation") to be used at the 1999 Annual Meeting of Stockholders of the Corporation. The Annual Meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, on Wednesday, January 20, 1999, at 2:00 p.m., Eastern Time. The Corporation is the holding company for Provident Community Bank (the "Bank"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about December 21, 1998.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

      STOCKHOLDERS ENTITLED TO VOTE. Stockholders of record as of the close of business on November 30, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of November 30, 1998, the Corporation had 1,281,039 shares of Common Stock issued and outstanding.

      QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

      VOTING. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote:

      /_/ FOR the election of the nominees for director;

      /_/ FOR approval of the amendment to the 1995 Stock Option Plan; and

      /_/ FOR ratification of the appointment of Elliot, Davis & Company, LLP as the Corporation's auditors.

      The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. With respect to the approval of the amendment to the 1995 Stock Option Plan and the ratification of auditors, stockholders may vote for the proposal, against the proposal or may abstain from voting. Approval of the amendment to the Stock Option Plan and ratification of the appointment of Elliott, Davis & Company, LLP will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. Thus, abstentions will have the same effect as a vote against approval of the amendment to the Stock Option Plan and ratification of the appointment of the auditors while broker non-votes will have no effect on the voting.

      REVOCATION OF A PROXY. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

--------------------------------------------------------------------------------

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------

      Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of November 30, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Corporation's knowledge, no other person or entity owned more than 5% of the Corporation's outstanding Common Stock at November 30, 1998. The following table also sets forth, as of November 30, 1998, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation and by all executive officers and directors of the Corporation as a group.


                                         Amount and Nature       Percent of
                                          of Beneficial          Common Stock
Beneficial Owner                           Ownership (a)         Outstanding
----------------                         ------------------     -------------
BENEFICIAL OWNERS OF MORE THAN 5%

A. Foster Jordan                             72,504 (b)              5.7%
537 Thompson Blvd.
Union, South Carolina  29379

DIRECTORS AND CHIEF EXECUTIVE OFFICER

Dwight V. Neese(c)                           52,399                  4.0
David G. Russell                             18,449                  1.4
Carl L. Mason                                 8,677                  0.7
William M. Graham                            13,625                  1.1
Louis M. Jordan                              57,159                  4.4
Mason G. Alexander                           10,420                  0.8
James W. Edwards                              5,395                  0.4

All Executive Officers and                  237,347                 17.1
Directors as a group
(12 persons)

-----------------

(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which the persons named in the table possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of November 30, 1998 through the exercise of stock options granted pursuant to the Corporation's stock option plans: Mr. Neese, 43,450; Mr. Russell, 4,500; Mr. Mason, 4,500; Mr. Graham, 4,500; Mr. Jordan, 4,500; Mr. Alexander, 1,500; Mr. Edwards, 4,500; and all executive officers and directors as a group, 36,050.
(b) Based on Amendment No. 1 to Schedule 13D dated May 13, 1996. According to this filing, Mr. Jordan has sole voting and dispositive power with respect to 72,504 shares.
(c) Mr. Neese is also the Chief Executive Officer of the Corporation.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Corporation's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year period, or until their respective successors have been elected and qualified.

       The Nominating Committee of the Board of Directors meets annually to evaluate candidates for nomination to the Board. In addition, in support of the Nominating Committee's work, the Board recently conducted a Board of Directors evaluation process under which each director assessed the performance of the Board on a variety of functions and evaluated the individual contribution of Board members. The Board expects to engage in this process annually and use the results as a tool in the nomination process. The nominees for election this year are David G. Russell, Carl L. Mason and William M. Graham. The nominees are current members of the Board of Directors of the Corporation.

       It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RUSSELL, MASON AND GRAHAM.

       The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting. Unless otherwise indicated, the principal occupation for each person below has been his occupation for the past five years.

                                                                             Year First
                                                                             Elected or
                                                                             Appointed        Term to
Name                   Age (a)          Principal Occupation                 Director (b)     Expire
----                   -------          --------------------                 ------------     ------
                                           BOARD NOMINEES
David G. Russell          70        Self-employed accountant, Union, South       1978         2002(c)
                                    Carolina

Carl L. Mason             54        President of Cone Finishing, a texti1e       1989         2002(c)
                                    finishing company

William M. Graham         54        Sole owner and operator of Graham's Flowers, 1990         2002(c)
                                    Union, South Carolina

                                    DIRECTORS CONTINUING IN OFFICE

Louis M. Jordan           63        Major stockholder of Jordan's Ace Hardware,  1971         2000
                                    Inc., Union, South Carolina

Dwight V. Neese           48        President and Chief  Executive Officer of    1995         2000
                                    the Corporation and the Bank since September
                                    1995. Former  Executive  Vice  President
                                    and Chief  Operating Officer of Home Federal
                                    Savings Bank of South Carolina, from
                                    February 1992 to September 1995.

Mason G. Alexander        66        Director of Mid-South Management             1996         2001
                                    Company, Spartanburg, South Carolina

James W. Edwards          62        Dean of Academics at the University of       1996         2001
                                    South Carolina, Union Campus, Union,
                                    South Carolina

-------------------
(a) At September 30, 1998.
(b) Includes  prior service on the Board of Directors of the Bank.
(c) Assuming the individual is re-elected.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1998, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

       The Bank's Human Resource Committee, composed of Directors Alexander (Chairman), Mason and Russell, meets as needed to review the employee wage and benefit package, hear employee grievances and prepare employee job descriptions. This Committee met five times during the 1998 fiscal year.

       The Corporation's Audit/Compliance Committee, composed of Directors Russell (Chairman), Edwards and Jordan, meets as needed to select and review the work performed by the independent auditors. This Committee met six times during the 1998 fiscal year.

       The Corporation's Governance Committee, composed of Directors Jordan (Chairman), Mason and Graham, selects nominees for election as directors. This Committee met one time during fiscal year 1998 to appoint nominees for director at the Annual Meeting.

       The Corporation and the Bank also maintain Loan, Asset/Liability, Long Range Planning and Strategic Planning Committees.

DIRECTORS' COMPENSATION

       The seven members of the Corporation's Board of Directors are the same seven individuals who serve on the Bank's Board of Directors. Members of the Board of Directors of the Bank receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Currently, directors receive a fee of $500 per quarter for service on the Corporation's Board of Directors.

       During the year ended September 30, 1998, each non-employee director received options to acquire 2,000 shares of the Corporation's Common Stock.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


SUMMARY COMPENSATION TABLE

       The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Bank received salary and bonuses in excess of $100,000 during the fiscal year ended
September 30, 1998.

                                          ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                --------------------------------------   ----------------------
NAME AND                                                 OTHER ANNUAL     SECURITIES UNDERLYING      ALL OTHER
POSITION                 YEAR    SALARY($)    BONUS($)  COMPENSATION($)        OPTIONS(#)          COMPENSATION($)
--------                 ----    ---------    --------  ---------------        ----------          ---------------
Dwight V. Neese          1998    $120,000    $38,319          $--                 7,250              $20,713(2)
  President and Chief    1997     115,000     27,000           --                    --               18,132
  Executive Officer      1996     108,000         --           --                    --                7,863

(1) Represents employer contribution to 401(k) plan of $7,999 and contribution to money purchase pension plan of $12,719.

OPTIONS GRANTS IN LAST FISCAL YEAR

      The following table sets forth information regarding stock option grants to the Corporation's Chief Executive Officer during the year ended September 30, 1998.


                                          Percent of
                     Number of            Total Options
                     Securities           Granted to
                     Underlying           Employees in      Exercise    Expiration
Name                 Options Granted(#)   Fiscal Year       Price ($)     Date
----                 ------------------   -----------       ---------   --------
Dwight V. Neese           7,250              25.9%          $16.625     05/27/08


OPTION EXERCISE/VALUE TABLE

      The following information with respect to options exercised during the fiscal year ended September 30, 1998 and remaining unexercised at the end of the fiscal year is presented for Mr. Neese.

                                                                                  Value of Unexercised
                                                Number of Securities              In-the-Money Options
                   Shares                       Underlying Unexercised Options    at Fiscal Year End($)
                   Acquired on    Value         ------------------------------    ---------------------------
Name               Exercise (#)   Realized($)   Exercisable   Unexercisable       Exercisable   Unexercisable
----               ------------   -----------   -----------   -------------       -----------   -------------
Dwight V. Neese         --             --         43,450          23,800           $332,640        $142,560


----------
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on September 30, 1998 less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.


EMPLOYMENT AGREEMENT

      Effective September 5, 1995, the Corporation and the Bank entered into a three-year employment agreement ("Agreement") with Dwight V. Neese, President and Chief Executive Officer. The term of the Agreement may be extended for an additional 12 full calendar months by action of the Board of Directors on the anniversary date of the Agreement. Mr. Neese's base salary for the 1999 fiscal year is $126,000. The Agreement may be terminated at any time by the Board of Directors for "cause," as defined in the Agreement. In the event that Mr. Neese's employment is terminated without "cause," the Agreement provides that Mr. Neese's current salary and benefits would be continued through the remaining term of the Agreement. The Agreement provides for severance payments if employment is terminated following a change in control (as defined in the Agreement), equal to 2.99 times the average annual compensation paid to Mr. Neese during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly after any change in control. Based upon the 1998 compensation level of Mr. Neese, the aggregate payment that would be payable should a change in control occur in 1999 under the terms of the Agreement would be approximately $376,740. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Corporation is not entitled to deduct such excess payments. The Agreement might have an anti-takeover effect since it could make an acquisition of the Corporation more costly for a potential acquiror.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Corporation's policy is not to make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors.

--------------------------------------------------------------------------------

                PROPOSAL 2 -- AMENDMENT OF 1995 STOCK OPTION PLAN

--------------------------------------------------------------------------------

GENERAL

      The Union Financial Bancshares, Inc. 1995 Stock Option Plan (the "Plan") was adopted by the Board of Directors and approved by shareholders in order to reward performance and build the participants' equity interest in the
Corporation by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Corporation and its subsidiaries and who contribute to the success of the Corporation by their innovation, ability, industry, loyalty and exceptional service. On March 17, 1998, the Board amended the Plan, subject to shareholder approval, to increase the number of shares of Common Stock available for grant under the Plan by 39,500 shares in order to provide for the continued availability of stock options as part of the Corporation's compensation strategy for officers and employees and to improve the Corporation's ability to recruit and retain qualified personnel. Prior to the amendment of the Plan, only 9,432 shares of Common Stock were available for the grant of new options to directors, officers and employees.

MATERIAL FEATURES OF THE PLAN

      TYPE OF STOCK OPTION GRANTS. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

      ADMINISTRATION. The Plan is administered by the Corporation's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Plan and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

      PARTICIPANTS. All officers and employees of the Corporation and its subsidiaries, as well as other persons who render services to the Corporation, are eligible to participate in the Plan. In addition, non-employee directors of the Corporation are eligible to participate in the Plan under a formula provision that awarded directors serving as of the effective date of the Plan NQSOs covering 6,500 shares of Common Stock.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. Subject to approval of the amendment described in this proposal, the Corporation has reserved 212,068 shares of Common Stock for issuance under the Plan in connection with the exercise of options. The number of shares has been adjusted and outstanding stock option awards under the Plan have been adjusted to reflect the Corporation's recent stock dividends. Shares of Common Stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Corporation in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

      STOCK OPTION GRANTS. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Corporation and its subsidiaries) may not exceed $100,000.

      The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

      Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Plan) of the Corporation, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

      TERM OF THE PLAN. The Plan was effective on January 24, 1996 and will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

      AMENDMENT OF THE PLAN. The Plan generally allows the Board to amend the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are no federal income tax consequences either to the optionee or to the Corporation upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Corporation will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Corporation will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

      On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Corporation, provided the Corporation properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

NEW PLAN BENEFITS

      The following table sets forth information regarding the number of options that have been awarded subsequent to the Plan amendment described in this proposal. All grants made prior to the date of shareholder approval are subject to such approval and will be void as of the grant date if shareholder approval is not obtained. Each option award specified below was granted at an exercise price of $16.625 per share, representing 100% of the fair market value of the Common Stock on the date of grant.


    Name                           Stock Option Grant
    ----                           ------------------
Dwight V. Neese                         7,250
  Chief Executive Officer

All executive officers as              23,000
  a group (six persons)

All non-employee directors             12,000
  as a group (six persons)

All non-executive officer               5,000
  employees as a group
  (11 persons)


BOARD OF DIRECTORS RECOMMENDATION

      The Board of Directors recommends a vote "FOR" approval of the amendment to the 1995 Stock Option Plan.

--------------------------------------------------------------------------------

              PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Elliott, Davis & Company, LLP to be its auditors for the 1999 fiscal year, subject to the ratification by stockholders. A representative of Elliott, Davis & Company, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

      The Corporation's Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on November 30, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE CORPORATION'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF NOVEMBER 30, 1998 UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, UNION FINANCIAL BANCSHARES, INC., 203 WEST MAIN STREET, UNION, SOUTH CAROLINA 29379.

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1998 its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in 2000 must be received by the Corporation no later than August 23, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. Based on the date of the 1999 Annual Meeting, the Corporation anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at the 2000 Annual Meeting must be made by December 21, 1999. The Certificate of Incorporation specifies the information that must accompany any such stockholder notice. Copies of the Certificate of Incorporation may be obtained from the Secretary of the Corporation.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells


                                    WANDA J. WELLS
                                    CORPORATE SECRETARY

Union, South Carolina
December 21, 1998

                                 REVOCABLE PROXY
                        UNION FINANCIAL BANCSHARES, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 1999

--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors as the official proxy committee with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Union Financial Bancshares, Inc. (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Community Room of the University of South Carolina, Union Campus, Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 20, 1999 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                          VOTE
                                                          FOR           WITHHELD
                                                          ---           --------

      1.   The election as directors of all               [  ]            [  ]
           nominees listed below (except as
           marked to the contrary below) or
           until their successors have been
           elected and qualify.

           David G. Russell
           Carl L. Mason
           William M. Graham

           INSTRUCTION:  TO WITHHOLD YOUR
           VOTE FOR ANY INDIVIDUAL NOMINEE,
           WRITE THE NOMINEE'S NAME ON THE
           LINE BELOW.

           ----------------------------------------

      2.   Approval of the  amendment  to the 1995    FOR    AGAINST   ABSTAIN
           Stock Option Plan to  reserve  an          ---    -------   --------
           additional 39,500  shares of Common stock  [ ]      [ ]       [ ]
           for issuance thereunder.

      3.   The ratification of the appointment of     [ ]      [ ]       [ ]
           Elliott, Davis & Company, LLP as auditors for the Corporation for the 1999 fiscal year.

      4.   In their discretion, upon such other
           matters as may properly  come before
           the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Annual Meeting of Stockholders, a Proxy Statement dated December 21, 1998 and an Annual Report.



Dated: _________________, 199_




------------------------------             ------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER



------------------------------             ------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE.
--------------------------------------------------------------------------------